EXCHANGE LISTED FUNDS TRUST

Horizons S&P 500® Covered Call ETF
(NYSE Arca, Inc.: HSPX)

Supplement dated June 27, 2017 to the Fund’s Currently Effective
Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and Statement of Additional Information for the Fund and should be read in conjunction with those documents.

The Board of Trustees of Exchange Listed Funds Trust has approved an Agreement and Plan of Reorganization (“Agreement”) providing for the reorganization (“Reorganization”) of the Horizons S&P 500® Covered Call ETF (the “Existing Fund”) into a corresponding newly-created exchange-traded fund (ETF) of the Horizons ETF Trust I (the “New Fund”). The Reorganization is subject to approval by the Existing Fund’s shareholders.

The New Fund has the same name, investment objective, and underlying index as the Existing Fund, and will have substantially the same investment strategies, policies, and risks as the Existing Fund. The New Fund will be operated in a substantially similar manner as the Existing Fund, except that the New Fund will be managed by Horizons ETFs Management (US) LLC and will not have a sub-adviser. The same portfolio managers who manage the Existing Fund will continue to manage the New Fund.

Pursuant to the Agreement, all of the assets and liabilities of the Existing Fund will be transferred to the New Fund in exchange for shares of the New Fund. As a result of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. Shareholders of the Existing Fund will receive shares of the New Fund with a value equal to the aggregate net asset value of their shares of the Existing Fund held immediately prior to the Reorganization. The Reorganization is expected to be a tax-free transaction.

Shareholders of record as of May 5, 2017 of the Existing Fund have been asked to vote on the proposed Reorganization. If approved by such shareholders, the Reorganization is expected to close on or about July 10, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.